Exhibit 10

                        FIRST AMENDMENT TO LOAN AGREEMENT
                           BETWEEN AMDAHL CORPORATION
                               AND FUJITSU LIMITED
                              DATE JANUARY 27,1994


THIS AMENDMENT (the "First Amendment") is made as of January 27, 1997.

BETWEEN

(1) AMDAHL CORPORATION, a U.S. corporation incorporated under the laws of the state of Delaware, with its principal office at 1250 East Arques Avenue, P.O. Box 3470, Sunnyvale,
         California, 94088-3470, U.S.A. ("the Borrower" under the
         Agreement); and


(2) FUJITSU LIMITED, a Japanese company, with its principal office at 6-1 Marunouchi 1-chome, Chiyoda-ku, Tokyo 100, Japan ("the Lender" under the Agreement).


WHEREAS

(A) The Borrower and the Lender entered into an agreement dated January 27, 1994 whereby the Lender agreed to made advances to the Borrower up to US$100,000,000 (the "Agreement");

(B) The amount advanced under the Agreement and outstanding as of the date of this First Amendment is US$80,000,000 (the "Loan" under the Agreement), and the repayment date of the Loan is January 28, 1997 (the "Repayment Date" under the Agreement); and

(C) The Borrower and the Lender have agreed to extend the Repayment Date of the Loan to January 28, 1998, on substantially the same terms and conditions of the Agreement.


NOW IT IS HEREBY AGREED as follows:

1. The Repayment Date in Clause 1.1 of the Agreement is changed to read as January 28, 1998.

2. The definition of the Commitment Period in Clause 1.1 shall be changed to the period beginning on the Closing Date and ending on January 27, 1997. The undrawn part of the Loan Facility shall be canceled as of January 27, 1997, and no second and subsequent tranches shall be available under the Clause 7.2.2 of the Agreement.



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3.       The words "each fiscal month of each year of the Commitment  Period" in
         Clause 6.1 of the Agreement shall be replaced by "each fiscal month of each year until the Borrower pays full amount of the Loan and all interest thereon,".

4. The Borrower hereby repeats the representations and warranties contained in Clause 15 of the Agreement; provided, that for the purpose of the representations and warranties given under this First Amendment, the date of the unaudited consolidated financial statements of the Borrower and its Subsidiaries as set forth in Clause 15.11 of the Agreement shall be December 27, 1996.

5. The Borrower also represents and warrants that no Senior Loan Documents were executed prior to the date of this First Amendment.

6. The effectiveness of this First Amendment and the Borrower's right to extend the Repayment Period of the Loan to January 28, 1998 are subject to (i) the satisfaction as of January 27, 1997 of the conditions specified in Clauses 5.2.2, and
         5.3.1 of the Agreement and the condition that the Lender shall have received the certificate specified in Clause
         5.3.3 of the Agreement. In this regard, the reference to "Drawdown Date" in Clause 5.3.3 shall be modified to read as January 27, 1997. The effectiveness of this First Amendment shall also be subject to the issuance of a foreign exchange clearance document by the Minister of Finance of Japan for the extension of the Loan as contemplated in this First Amendment.

7. Notwithstanding the foregoing, the Loan plus all accrued interest thereon shall be due and payable on February 20, 1997 unless prior thereto the Borrower has delivered to the Lender the document specified in Clause 5.3.2 of the Agreement. In this regard, references to "Agreement" in Clause 5.3.2 shall mean this First Amendment. .

8. After the date of this First Amendment, the Borrower shall not be allowed to make any prepayment of the Loan in accordance with the Clause 12 of the Agreement.


9.       The Borrower shall reimburse the Lender all reasonable
         expenses (and any value added or similar taxes thereon)
         incurred by the Lender in connection with the negotiation, preparation, execution and completion of this First
         Amendment, as well as the enforcement and preservation of
         any of its rights under this First Amendment.  The Borrower shall also pay all present and future stamp, registration
         and similar taxes or charges which may be payable or
         determined to be payable in connection with the execution, delivery, performance or enforcement of this First
         Amendment.
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10.      Capitalized terms in this First Amendment not defined herein shall have the meanings ascribed to them in the Agreement. Except as expressly modified herein, all other terms and conditions of the Agreement shall continue unchanged and remain in full force and effect.

The Borrower


Signed by /s/ John C. Lewis         John C. Lewis
                                    Chairman and
                                    Chief Executive Officer

for and on behalf of
AMDAHL CORPORATION

The Lender


Signed by /s/ Tadashi Sekizawa      Tadashi Sekizawa
                                    President and
                                    Representative Director

for and on behalf of
FUJITSU LIMITED